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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                  July 24, 2003


                                   BELDEN INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       1-12280                                          76-0412617
(Commission File Number)                    (I.R.S. Employer Identification No.)


   7701 Forsyth Boulevard, Suite 800
          St. Louis, Missouri                            63105
(Address of principal executive offices)               (Zip code)


               Registrant's telephone number, including area code
                                 (314) 854-8000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit 99.1: Belden Inc. (the "Company") press release dated July 24, 2003 titled "Belden Announces Results for Quarter Ended June 30, 2003"

Item 9. REGULATION FD DISCLOSURE.

The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" of Form 8-K pursuant to guidance provided in the Securities and Exchange Commission's Release No. 33-8216.

On July 24, 2003, the Company issued the press release attached as Exhibit 99.1, which sets out the Company's results of operations for the second quarter of 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BELDEN INC.


Date:  July 24, 2003                       By: /s/ Kevin L. Bloomfield
                                               ---------------------------------
                                               Kevin L. Bloomfield
                                               Vice President, Secretary &
                                               General Counsel


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                                  Exhibit Index

EXHIBIT
NUMBER       DESCRIPTION
------       -----------
99.1         Company press release dated July 24, 2003 titled "Belden Announces
             Results for Quarter Ended June 30, 2003"